EXHIBIT 10.2

EXECUTION DRAFT

This OMNIBUS AMENDMENT, dated as of June 28, 2018 (this “Omnibus Amendment”), to each of (i) the Credit Agreement, dated as of June 20, 2017 (the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower, Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto, the agents from time to time parties thereto, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as administrative agent (in such capacity, the “Administrative Agent”), Credit Suisse AG, New York Branch, as structuring and syndication agent, and Wells Fargo Bank, as account bank, image file custodian and backup servicer, and (ii) the 2017-1A Financed SUBI Subservicing Agreement, dated as of June 20, 2017 (the “2017-1A SUBI Subservicing Agreement” and together with the Credit Agreement, the “Existing Documents”), among Regional Management, Regional Finance Corporation of North Carolina and Regional Management North Carolina Receivables Trust (formerly known as Regional Management North Carolina Receivables Trust 2017-1), acting hereunder solely with respect to the 2017-1A SUBI (the “Trust”), is hereby entered into by and among the entities identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, Section 15.01 of the Credit Agreement permits certain of the parties thereto to amend, modify, or waive certain provisions of the Credit Agreement subject to the satisfaction of certain conditions set forth in such section;

WHEREAS, Sections 6.02 and 6.05 of the Credit Agreement and Section 14.13 of the 2017-1A SUBI Supplement, as applicable, require the Required Lenders’ consent in order to, among other things, effect the creation of a new SUBI, the issuance of a new SUBI Certificate and/or the amendment of any Basic Document, as applicable;

WHEREAS, concurrently herewith, Regional Management and the Trust desire to create and issue a SUBI Certificate (the “2018-1A SUBI Certificate”) that will evidence and represent the entire and exclusive beneficial ownership interest in the related SUBI (the “2018-1A SUBI”) and the interests in the 2018-1A SUBI represented thereby;

WHEREAS, concurrently herewith, the Trust and Regional Management desire to enter into the UTI Administration Agreement, dated as of the date hereof (the “UTI Administration Agreement”), which amends and restates the Master Servicing and Trust Administration Agreement, dated June 20, 2017, by and between the Trust and Regional Management;

WHEREAS, concurrently herewith, the Trust, the Borrower and Regional Management, as the 2017-1A SUBI Servicer, desire to enter into the Amended and Restated 2017-1A SUBI Servicing Agreement, dated as of the date hereof (the “2017-1A SUBI Servicing Agreement”), which amends and restates the 2017-1A Financed SUBI Servicing Agreement Supplement to the Master Servicing and Administration Agreement, dated as of June 20, 2017, among the Trust, the Borrower, and Regional Management, as 2017-1A Financed SUBI Servicer;

WHEREAS, concurrently herewith, Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, the Trust and Wilmington Trust, National Association (“Wilmington Trust”), as Delaware Trustee, as UTI Trustee and as Administrative Trustee, desire to enter into that certain Second Amended and Restated Trust Agreement, dated as of the date hereof (the “Trust Agreement”), which amends and restates the Amended and Restated Trust agreement, dated as of June 20, 2017, by and among Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, the Trust and Wilmington Trust, as Delaware Trustee, as UTI Trustee and as Administrative Trustee;

WHEREAS, concurrently herewith, Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, and Wilmington Trust, as UTI trustee, 2017-1A SUBI trustee and administrative trustee, desire to enter into that certain Amended and Restated 2017-1A SUBI Supplement to the Trust Agreement, dated as of the date hereof (the “2017-1A SUBI Supplement”), which amends and restates the 2017-1A Financed SUBI Supplement to the Trust Agreement, dated as of June 20, 2017, by and among Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, and Wilmington Trust, as UTI trustee, 2017-1A SUBI trustee and administrative trustee; and

WHEREAS, the parties to each of the Existing Documents desire to amend certain provisions of the Existing Documents to account for the foregoing and to provide for certain other matters as set forth herein;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, and if not defined therein, shall have the meanings assigned thereto in the 2017-1A SUBI Subservicing Agreement, in each case, as amended hereby.

2. Amendments, Consents and Waivers under the Credit Agreement.

(a) Amendments. The Credit Agreement is hereby amended by:

(i) Deleting the definition of “Additional Deposit Accounts” from Section 1.01 in its entirety.

(ii) Deleting the definition of “2017-1A SUBI Servicing Supplement” from Section 1.01 in its entirety and replacing it with the following:

““2017-1A SUBI Servicing Agreement” means the Amended and Restated 2017-1A SUBI Servicing Agreement, dated as of June 28, 2018, among the Trust, acting thereunder solely with respect to the 2017-1A SUBI, the Borrower, as 2017-1A SUBI Holder, and Regional Management, as 2017-1A SUBI Servicer.”

(iii) Deleting the definition of “2017-1A SUBI Supplement” from Section 1.01 in its entirety and replacing it with the following:

““2017-1A SUBI Supplement” means the Amended and Restated 2017-1A SUBI Supplement to the Trust Agreement, dated as of June 28, 2018, among Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, and Wilmington Trust, National Association, as UTI trustee, 2017-1A SUBI trustee and administrative trustee.”

(iv) Deleting all references to “2017-1A SUBI Servicing Supplement” therein and, in each instance, replacing it with “2017-1A SUBI Servicing Agreement”.

(v) Deleting the definition of “Trust Master Servicing and Administration Agreement” in its entirety from Section 1.01 and deleting all other references to “Master Servicing and Trust Administration Agreement” in the Credit Agreement and, in each instance, replacing it with “UTI Administration Agreement”.

(vi) Amending the definition of “Trust” in Section 1.01 by deleting the text “2017-1” therefrom.

(vii) Deleting the definition of “Trust Agreement” from Section 1.01 in its entirety and replacing it with the following:

““Trust Agreement” shall mean the Second Amended and Restated Trust Agreement, dated as of June 28, 2018, by Regional Finance Corporation of North Carolina, as settlor and initial beneficiary, and Wilmington Trust, National Association, as UTI trustee, Delaware trustee and administrative trustee.”

(viii) Adding the following definition to Section 1.01 in the appropriate alphabetical order:

““UTI Administration Agreement” means the UTI Administration Agreement, dated as of June 28, 2018, by and between Regional Management North Carolina Receivables Trust and Regional Management Corp, as administrator.”

(ix) Deleting all references to “Financed SUBI” therein and, in each instance, replacing it with “SUBI”.

(x) Adding the following new subsection (g) to the end of Section 5.05:

“(g) For the avoidance of doubt, and notwithstanding anything to the contrary contained herein, the Servicer’s repurchase and/or reallocation obligations with respect to the North Carolina Receivables arising under this Section 5.05 shall be effected pursuant to, and in accordance with, the 2017-1A SUBI Servicing Agreement.”

(xi) Deleting Section 6.05(k) in its entirety and replacing it with the following:

“(k) UTI and SUBI. Regional Management shall not permit or cause the UTI or the UTI Certificate to be transferred to any Person without the prior written consent of the Required Lenders and receipt by the Administrative Agent and the Required Lenders of an opinion of counsel, reasonably satisfactory to the Required Lenders, as to the non-substantive consolidation of the Trust in the event such Person becomes a debtor in a voluntary or involuntary bankruptcy case which opinion of counsel shall be obtained by and at the expense of the transferor. Regional Management shall not permit or cause any additional SUBI to be created or additional SUBI Certificate to be issued without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed). In addition, Regional Management shall not permit or cause any North Carolina Receivable to be reallocated from the 2017-1A SUBI except as permitted by and subject to the satisfaction of the conditions in Section 3.02 and Section 5.05.”

(xii) Inserting the text “and under the 2017-1A SUBI Servicing Agreement” after each reference to “hereunder” or “under this Agreement” contained in Sections 7.13 and 7.14 (other Section 7.14(f)).

(xiii) Deleting Section 7.14(f) in its entirety and replacing it with the following:

“(f) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and under the 2017-1A SUBI Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, be entitled to the rights, protections, indemnities and immunities, of the Servicer hereunder and thereunder, and all references in this Agreement and under the 2017-1A SUBI Servicing Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, notwithstanding anything else contained herein or therein, the Back-up Servicer, as Successor Servicer, and its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor Servicer becomes the Servicer or any

Subservicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any purchase, repurchase, allocation or reallocation (with respect to the assets of the Trust, the UTI, the 2017-1A SUBI or any other SUBI), reimbursement or advancing obligations, if any, of the Servicer or any Subservicer, (iii) no obligation to pay any taxes required to be paid by the Servicer or any Subservicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (v) no liability or obligation with respect to any Servicer or any Subservicer indemnification, defense or hold harmless obligations of any prior Servicer or Subservicer including the initial Servicer. The indemnification obligations of the Backup Servicer, upon becoming a successor Servicer are expressly limited to those instances of gross negligence, bad faith or willful misconduct of the Backup Servicer in its role as Successor Servicer. Furthermore, without limiting the generality of the foregoing, the Back-up Servicer as Successor Servicer shall not be required to service the Receivables in accordance with the Collection Policy of the initial Servicer, but rather in accordance with the customary and usual servicing, administration and collection practices and procedures used by servicing companies of comparable experience to the Back-up Servicer for servicing personal loans comparable to the Receivables which the Back-up Servicer services for its own account, and shall do so in accordance with industry standards applicable to the performance of such services, and with the same degree of care as it applies to the performance of such services for any similar assets which the Back-up Servicer services for its own account and similar accounts that it holds for others, as the same may be amended, supplemented or otherwise modified from time to time. Additionally, if the Back-up Servicer becomes the Successor Servicer, the duties and obligations of the Servicer contained in this Agreement and the 2017-1A SUBI Servicing Agreement shall be deemed modified as follows: (i) any provision in any such agreement providing that the Servicer shall take or omit to take any action, or shall have any obligation to do or not do any other thing, upon its “knowledge” (or any derivation thereof), “discovery” (or any derivation thereof), “awareness” (or any derivation thereof) or “learning” (or any derivation thereof) shall be interpreted as the actual knowledge of a Responsible Officer of such Successor Servicer or such Responsible Officer’s receipt of a written notice thereof, (ii) such Successor Servicer shall not be liable for any claims, liabilities or expenses relating to the engagement of any accountants or any report issued in connection with such engagement and dissemination of any such report of any accountants appointed by it (except to the extent that any such claims, liabilities or expenses are caused by such Successor Servicer’s gross negligence or willful misconduct) pursuant to the provisions of any Basic Document, and the dissemination of such report shall if applicable, be subject to the consent of such accountants, (iii) such Successor Servicer shall have no obligation to provide investment direction pursuant to this Agreement, the Trust Agreement, any SUBI Supplement (including the 2017-1A SUBI Supplement) or any other Basic Document requiring investment direction from the Servicer, (iv) such Successor Servicer shall not be required to obtain a determination or resolutions by its board of directors with respect to its resignation, and (v) such Successor Servicer shall in no event be obligated to assume, or be deemed to have assumed, the duties, obligations or liabilities of any Person other than the Servicer, solely in its capacity as Servicer under this Agreement and the 2017-1A SUBI Servicing Agreement; it being understood and agreed that, without limiting the generality of the foregoing, such Successor Servicer shall have no (a) duty, obligation or liability under the Trust Agreement or any SUBI Supplement thereunder, including the 2017-1A SUBI Supplement (including any duty, obligation or liability to any settlor or any holder of any beneficial interest), (b) duty or obligation to supervise, monitor, control, administer or manage the Trust or any series thereof or to direct, advise, account to or instruct any trustee under the Trust or any such series for any purpose or reason (except that the foregoing shall not excuse the Successor Servicer from performing any duties or obligations relating to the servicing of 2017-1A SUBI Assets that it is expressly obligated to perform under the 2017-1A SUBI Servicing Agreement), (c) duty or obligation to hold records with respect to or on behalf of the Trust or any such series (including the 2017-1A SUBI), except for records relating to the servicing of the 2017-1A SUBI Assets, (d) duty or obligation to do or perform any act of or on behalf of the Trust or any SUBI (including the 2017-1A SUBI) (or any trustee of any of the foregoing), including the preparation or delivery for execution or filing thereby of any documents, instruments, reports or information, except any duties or obligations relating to servicing of the 2017-1A SUBI Assets that it is expressly obligated to perform under the 2017-1A SUBI Servicing Agreement, or (e) duty or obligation to commence, defend against or otherwise participate in any legal proceeding relating to or involving the protection or enforcement of the interests of the Trust, any SUBI (including the 2017-1A SUBI), or any holder of any beneficial interest in or any trustee of any of the foregoing, except any duties or obligations relating to servicing of the 2017-1A SUBI Assets that it is expressly obligated to perform under the 2017-1A SUBI Servicing Agreement.”

(xiv) Inserting the text “, the Trust” immediately after the reference to “The Borrower” in Section 8.01(b).

(xv) Deleting all references to “2017-1A SUBI Servicing Agreement to the UTI Administration Agreement” therein and, in each instance, replacing it with “2017-1A SUBI Servicing Agreement”.

(b) Consents. The Required Lenders under the Credit Agreement hereby consent to the following:

(i) Regional Management’s creation of the 2018-1A SUBI and issuance of the 2018-1A SUBI Certificate, as such consent is required by Section 6.05(k) of the Credit Agreement and Section 14.13 of the 2017-1A SUBI Supplement;

(ii) the Borrower’s entry into the 2017-1A SUBI Supplement, as such consent is required by Section 14.1(b) of the 2017-1A SUBI Supplement and Section 6.02(l) of the Credit Agreement; and

(iii) the Borrower’s entry into the 2017-1A SUBI Servicing Agreement and Regional Management’s entry into the UTI Administration Agreement, as such consent is required by Section 6.02(l) of the Credit Agreement.

(c) Waivers. Each Lender under the Credit Agreement and the Administrative Agent hereby waive (x) the occurrence of a Level I Trigger event resulting from any event set forth in clauses (i) through (iv) of the definition thereof, (y) the occurrence of a Level II Trigger Event resulting from any event set forth in clauses (i) through (iv) of the definition thereof, or (z) the occurrence of a Level III Trigger event resulting from any event set forth in clauses (i) through (iv) of the definition thereof, in each case, to the extent such event occurs with respect to the Collection Periods ending June 30, 2018 or July 31, 2018 (it being understood that such Collection Periods shall be excluded from the determination of a Level I Trigger Event, Level II Trigger Event or Level III Trigger Event with respect to such waived events for any Payment Date occurring after the date hereof).

The foregoing clause (c) shall constitute a limited waiver and, except as expressly set forth in this Section 2(c), shall not be deemed to: (a) constitute a waiver of any Event of Default, Unmatured Event of Default, Facility Amortization Event, Servicer Termination Event or any other breach of the Credit Agreement or any of the other Basic Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Administrative Agent or any of the Lenders under the Credit Agreement or other Basic Documents (all such rights and remedies, including any rights or remedies available under applicable law, being expressly reserved by the Administrative Agent and the Lenders), or (c) establish a custom or course of dealing or conduct between the Administrative Agent and the Lenders, on the one hand, and the Borrower, Regional Management or any Originator (in any capacity) on the other hand. The foregoing waiver shall not be deemed to constitute consent to any other act, omission or any breach of the Credit Agreement or any of the other Basic Documents.

3. Amendments to the 2017-1A SUBI Subservicing Agreement.

(a) The 2017-1A SUBI Subservicing Agreement is hereby amended by:

(i) Deleting all references to “Financed SUBI” therein and, in each instance, replacing it with “SUBI”.

(ii) Deleting the second (2nd) recital in its entirety and replacing it with the following:

“WHEREAS, the Trust is governed by a Second Amended and Restated Trust Agreement, dated as of June 28, 2018, (the “Trust Agreement”), by and between Regional North Carolina, as settlor and initial beneficiary and Wilmington Trust, National Association, as UTI trustee, Delaware trustee and administrative trustee;”.

(iii) Deleting the fifth (5th) recital in its entirety and replacing it with the following:

“WHEREAS, on the initial Funding Date the Trust will issue to Regional North Carolina an undivided trust interest certificate (the “UTI Certificate”) which shall represent an undivided beneficial interest in all assets of the Trust (other than those allocated to the SUBI), and the Trust will issue to Regional North Carolina pursuant to the 2017-1A SUBI Supplement a certificate (the “2017-1A SUBI Certificate”) which shall represent the North Carolina Receivables and other assets allocated to the special unit of beneficial interest in the Trust (the “2017-1A SUBI”) created pursuant to the 2017-1A SUBI Supplement;”.

(iv) Amending the ninth (9th) recital by inserting the text “(including in its capacity as 2017-1A SUBI Servicer)” immediately after the words “the Servicer”;

(v) Deleting all references to “North Carolina Receivables Trust 2017-1” and, in each instance, replacing it with “North Carolina Receivables Trust”.

(vi) Deleting all references to the capitalized term “Servicer” in each instance where such term is used in reference to Regional Management acting solely in its capacity as servicer of the 2017-1A SUBI Assets and, in each such instance, replacing it with the term “2017-1A SUBI Servicer”.

(vii) Deleting all references to “North Carolina Receivable” in Articles II, III, IV and V thereof and, in each instance, replacing it with “2017-1A SUBI Receivable”.

(viii) Deleting Section 2.04 in its entirety and replacing it with the following:

“Section 2.04 Acknowledgement of Regional Management as Servicer under the Credit Agreement. The Trust hereby acknowledges and agrees that Regional Management will act as Servicer under the Credit Agreement and the 2017-1A SUBI Servicing Agreement and that in such capacity Regional Management will service the 2017-1A SUBI Assets owned by the Trust and allocated to the 2017-1A SUBI in accordance with the Credit Agreement and the 2017-1A SUBI Servicing Agreement.”

4.Effectiveness. This Omnibus Amendment shall become effective upon (i) delivery of executed signature pages by all parties hereto, (ii) receipt by the Administrative Agent and Lenders of opinions, dated as of the date hereof, and addressed to the Administrative Agent and Lenders, from counsel to each of the parties hereto (other than the Administrative Agent and Lenders), with respect to (x) certain corporate and enforceability matters and (y) satisfaction of the conditions set forth in each of the Basic Documents to the execution and effectiveness hereof, in each case, in form and substance satisfactory to the Administrative Agent and Lenders and (iii) delivery of a copy of this Omnibus Amendment to each Rating Agency and to each Hedge Counterparty.

5. Reference to and Effect on the Existing Documents; Ratification.

(a) Except as specifically amended above, each Existing Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Omnibus Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Existing Documents, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in each Existing Document to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to such Existing Document, and each reference in any other Basic Document to “Credit Agreement” or “2017-1A SUBI Servicing Agreement”, as applicable, “thereto”, “thereof”, “thereunder” or words of like import referring to such Existing Document, shall mean and be a reference to such Existing Document as amended hereby.

6. Counterparts; Facsimile Signature. This Omnibus Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Omnibus Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

7. GOVERNING LAW; JURISDICTION; FORUM. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Headings. The descriptive headings of the various sections of this Omnibus Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Omnibus Amendment. Whenever possible each provision of this Omnibus Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Omnibus Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Omnibus Amendment.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. No Insolvency Proceedings. Notwithstanding any prior termination of this Omnibus Amendment or any Existing Document, each party to this Omnibus Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this Omnibus Amendment or any Existing Document.

12. Direction to Wells Fargo Bank. Wells Fargo Bank, in its capacities as Account Bank, Image File Custodian, and Backup Servicer hereunder, is hereby authorized and directed to execute and deliver this Omnibus Amendment.

13. Direction to Wilmington Trust; Limitation of Liability. Wilmington Trust, in its capacity as Administrative Trustee of the Trust hereunder, is hereby authorized and directed to execute and deliver this Omnibus Amendment. It is expressly understood and agreed by the parties hereto that this Omnibus Amendment is executed and delivered by Wilmington Trust, not individually or personally but solely as Administrative Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it and that nothing herein contained shall be construed as creating any liability on Wilmington Trust, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By:	/s/ Donald E. Thomas
Name:	Donald E. Thomas
Title:	Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By:	/s/ Donald E. Thomas
Name:	Donald E. Thomas
Title:	Executive Vice President and Chief Financial Officer

REGIONAL FINANCE CORPORATION OF ALABAMA,

REGIONAL FINANCE COMPANY OF GEORGIA, LLC

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC,

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA,

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC,

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA,

REGIONAL FINANCE CORPORATION OF TENNESSEE,

REGIONAL FINANCE CORPORATION OF TEXAS, and

REGIONAL FINANCE COMPANY OF VIRGINIA, LLC

By:	/s/ Donald E. Thomas
Name:	Donald E. Thomas
Title:	Executive Vice President and Chief Financial Officer of each of the above listed Corporations and Executive Vice President and Chief Financial Officer of each of the above limited liability companies

REGIONAL MANAGEMENT NORTH

CAROLINA RECEIVABLES TRUST, acting

hereunder solely with respect to the 2017-1A SUBI

By: WILMINGTON TRUST, NATIONAL

ASSOCIATION, not in its individual

capacity but solely as Administrative

Trustee

By:	/s/ Rachel Simpson
Name: Rachel Simpson
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,as Administrative Agent

By:	/s/ Brian Grushkin
Name: Brian Grushkin
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Class A Committed Lender, Class B Committed Lender,

Class A Lender Agent and Class B Lender Agent

By:	/s/ Brian Grushkin
Name: Brian Grushkin
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Class A Committed Lender and Class B Committed Lender

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

By:	/s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED TO BY:

GIFS CAPITAL COMPANY, LLC,

as Class A Conduit Lender and Class B Conduit Lender

By:	/s/ Thomas J. Irvin
Name: Thomas J. Irvin
Title: Manager

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH,

as Class A Lender Agent and Class B Lender Agent

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President

By:	/s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Account Bank,

Image File Custodian, and Backup Servicer

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President